Earnings Conference Call – Third Quarter 2012 October 23, 2012 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Angie Freeman, VP Exhibit 99.2

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand;
changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and
Quarterly Reports.
Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. All remarks made during our financial results conference call will be current at the time of the call and we undertake no obligation to update the replay.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q3 2012 Results
2012 2011 % Change 2012 2011 % Change
Total revenues $2,880,409 $2,694,928 6.9% $8,388,237 $7,768,062 8.0%
Total net revenues $432,670 $423,066 2.3% $1,272,939 $1,231,273 3.4%
Income from
operations
$187,257 $183,965 1.8% $541,716 $520,775 4.0%
Net income $116,330 $114,347 1.7% $337,412 $322,398 4.7%
Earnings per share
(diluted)
$0.72 $0.70 2.9% $2.08 $1.95 6.7%
Three months ended September 30 Nine months ended September 30
In thousands, except per share amounts

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q3 2012
•
Volume growth in nearly all services.
•
Consolidated transportation net revenue margin declined in the quarter due to margin compression in truckload, LTL, and intermodal services.
2012 2011 % Change 2012 2011 % Change
Total revenues $2,445,883 $2,280,208 7.3% $7,099,485 $6,540,266 8.6%
Total net revenues $382,774 $374,477 2.2% $1,118,996 $1,085,244 3.1%
Net revenue margin 15.6% 16.4% -4.7% 15.8% 16.6% -5.0%
Three months ended September 30 Nine months ended September 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9%
Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9%
Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6%
Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3%

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truck Results Q3 2012
2012 2011 % Change 2012 2011 % Change
$327,960 $321,366 2.1% $956,007 $930,168 2.8%
Three months ended September 30 Nine months ended September 30
TRUCK NET REVENUES in thousands
Quarter Year to Date
Volume 8% 9%
Pricing * Flat 1%
Net revenue margin
TRUCKLOAD Quarter Year to Date
Volume 17% 16%
Pricing
Net revenue margin
LTL
Year over year change
Year over year change
*Excluding estimated impact of fuel
•
Truckload volume growth offset by net revenue margin decline.
•
Truckload cost per mile increased; our pricing to our customers was flat. Fuel not a factor in net revenue margin compression in the third quarter of 2012 compared to the third quarter of
2011.
•
Less-than-Truckload net revenue growth of approximately 11 percent driven primarily by volume growth, partially offset by decreased net revenue margin.

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©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q3 2012
•
Net revenue decline due to net revenue margin compression, partially offset by volume growth.
•
Net revenue margin decline due to changing mix of business and increased cost of capacity.
•
Approximately 1,000 owned containers now in service.
2012 2011 % Change 2012 2011 % Change
$10,074 $10,538 -4.4% $29,804 $31,000 -3.9%
Three months ended September 30 Nine months ended September30
INTERMODAL NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
Year over year change

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Ocean & Air Results Q3 2012
2012 2011 % Change 2012 2011 % Change
Ocean $18,498 $17,881 3.5% $51,217 $49,851 2.7%
Air $9,046 $9,940 -9.0% $28,496 $30,560 -6.8%
Three months ended September 30 Nine months ended September 30
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Ocean net revenue growth due to increased pricing, partially offset by volume declines.
•
Air net revenue decline due to decreased pricing.  Air volumes increased and net revenue margin expanded.

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q3 2012
•
Other Logistics Services includes Transportation Management Services, Customs,
Warehousing, and Small Parcel.
•
Transportation Management and Customs primarily drove net revenue growth in the quarter.
2012 2011 % Change 2012 2011 % Change
$17,196 $14,752 16.6% $53,472 $43,665 22.5%
Three months ended September 30
Nine months ended September 30
NET REVENUES  in thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q3 2012
•
Sourcing net revenue growth driven by increased volumes, partially offset by decreased net revenue margin.
•
Excluding Timco, which was acquired on September 26, 2011, we estimate Sourcing net revenues declined 2% in the quarter.
•
Growth with large customers drove volume increases.
2012 2011 % Change 2012 2011 % Change
Total revenues $418,377 $399,220 4.8% $1,240,704 $1,182,784 4.9%
Total net revenues $33,747 $33,089 2.0% $105,895 $101,017 4.8%
Net revenue margin 8.1% 8.3% -2.7% 8.5% 8.5% 0.0%
Three months ended September 30 Nine months ended September 30
SOURCING  in thousands

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©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON

Payment Services Results Q3 2012
2012 2011 % Change 2012 2011 % Change
$16,149 $15,500 4.2% $48,048 $45,012 6.7%
Three months ended September 30 Nine months ended September 30
PAYMENT SERVICES Net Revenues in thousands
Quarter Year to Date
Volume
Pricing
Year over year change
•
Net revenue growth due primarily to transaction volume increases.
•
Fuel services, MasterCard
®
, and permit services drove net revenue growth.
•
On October 16, 2012, we completed the sale of our Payment Services business, T-Chek
Systems, Inc., to Electronic Funds Source, LLC.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Summarized Income Statement
2012 2011 % Change 2012 2011 % Change
Total net revenues $432,670 $423,066 2.3% $1,272,939 $1,231,273 3.4%
Operating expenses:
Personnel expenses $179,342 $178,117 0.7% $539,964 $532,171 1.5%
Percent of net revenues 41.5% 42.1% 42.4% 43.2%
Other operating expenses $66,071 $60,984 8.3% $191,259 $178,327 7.3%
Percent of net revenues 15.3% 14.4% 15.0% 14.5%
Total Operating expenses $245,413 $239,101 2.6% $731,223 $710,498 2.9%
Income from Operations $187,257 $183,965 1.8% $541,716 $520,775 4.0%
Percent of net revenues 43.3% 43.5% 42.6% 42.3%
Three months ended September 30 Nine months ended September 30
•
Average headcount grew approximately 9.0% in the third quarter.
•
For the quarter, personnel expense as a percentage of net revenue decreased due to declines in incentive compensation plans that are based on growth in earnings.
•
Other operating expense growth driven primarily by an increased provision for doubtful accounts, accounting and legal due diligence costs related to acquisitions, and increased travel expenses.
In thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2012 2011 % Change 2012 2011 % Change
Net cash provided by operating
activities
$157,128 $214,701 -26.8% $267,156 $293,555 -9.0%
Capital expenditures, net $13,921 $9,296 49.8% $38,891 $29,081 33.7%
Three months ended September 30 Nine months ended September 30
Quarter Year to Date
Shares repurchased 1,079,674 2,784,652
Average price per
share
$54.99 $60.01
Total cost of shares
repurchased
$59,371 $167,105
Cash &
investments
$272,955
Current assets $1,726,166
Total assets $2,243,267
Current liabilities $938,055
Stockholders’
investment
$1,290,875
CASH FLOW DATA
2012
BALANCE SHEET DATA REPURCHASES OF COMMON STOCK
Other Financial Information
In thousands, except share and per share amounts
September 30, 2012

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Strategic Alignment Update
Focus on core strategy:
•
Phoenix International acquisition:
•
Expected November 1, 2012 closing
•
Total purchase price of $635 million; 90% cash and 10% newly-issued CHRW stock
•
Integration planning is ongoing
•
Approximately $8 million of acquisition-related expenses expected in Q4 2012
•
T-Chek divestiture:
•
Sale proceeds of $302.5 million were received on closing date, subject to post-closing adjustments
•
Estimated tax amount of $100 million will be paid on March 15, 2013
•
Carriers should see no change in cash advance services
Capital structure:
•
Target capital structure strategy is being reviewed
•
Interest rate environment
•
Valuation of stock
•
Expect dividends and share repurchase activity to continue
•
Credit facility:
•
$500 million revolver with a $500 million accordion feature; 5 year term
•
Opening spread of 1.0% over LIBOR. Grid-based pricing based on debt to capitalization
•
Expected to close at end of October